U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



      Date of Report (Date of earliest event reported): October 6, 2003



                        STREICHER MOBILE FUELING, INC.
            (Exact name of registrant as specified in its charter)



                                   Florida
                (State or other jurisdiction of incorporation)



                  000-21825                          65-0707824
          (Commission File Number)        (IRS Employer Identification No.)



         Streicher Mobile Fueling, Inc.
         800 W. Cypress Creek Rd., Suite 580
         Fort Lauderdale, Florida                       33309
         (Address of principal executive office)      (Zip Code)



Registrant's telephone number, including area code   (954) 308-4200

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a) None

   (b) None

   (c) Exhibits

            99.1 Press Release of Streicher Mobile Fueling, Inc. dated October 6, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      Streicher Mobile Fueling, Inc., the Registrant, issued a press release on October 6, 2003, reporting operating results for the fiscal year and three months ended June 30, 2003.



Date:  October 6th, 2003                  STREICHER MOBILE FUELING, INC.


                                          By:\S\RICHARD E. GATHRIGHT
                                             ----------------------------------
                                              Richard E. Gathright, President


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